Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated September 19, 1997 included in this Form 10-K, into Herley Industries, Inc's. previously filed Registration Statement File Nos. 333-17369, 333-19739, and 333-35485.



                                                     ARTHUR ANDERSEN LLP



Lancaster, PA
 October 31, 1997